EXHIBIT 4.1

             _______________________________________________________

             INCORPORATED UNDER THE LAWS OF THE STATE Of WASHINGTON
             _______________________________________________________

________                                                            ____________

No.                                                                       Shares
________                                                            ____________


                             The State of Washington

                            Wizbang Technologies Inc.
                One Million Shares Authorized, $0.0001 Par Value

This  Certifies  That  SPECIMEN  is  the  owner  of ______________   Shares  of
                       --------
$0.0001  each  of  the  Capital  Stock  of

                            Wizbang Technologies Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this _____________ day of ___________ At

[SEAL]


____________________                                         __________________
President                                                    Secretary


                                __________________

                                SHARES $0.01 EACH
                                __________________


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                                                                     EXHIBIT 4.1
                                   CERTIFICATE
                                       FOR
                                     SHARES

                                SEAL APPEARS HERE
                                     OF THE

                                  CAPITAL STOCK

                            WIZBANG TECHNOLOGIES INC.

                                    ISSUED TO

                        _______________________________
                                      DATED

                        _______________________________


For  Value  Received _________ hereby  sell,  assign  and  transfer  unto ______
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares

of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint __________________________________________
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated____________________

            In  presence  of_______________________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITH OUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

     The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under, the Act or unless, in the opinion of council satisfactory to the issuer, the transfer qualifies for all exemption from or exemption to the registration provisions thereof.


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